UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 4, 2007

CELEBRATE EXPRESS, INC.

(Exact name of Registrant as specified in its charter)

Washington	000-50973	91-1644428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11220 – 120th Avenue NE

Kirkland, Washington  98033

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (425) 250-1061

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(b)

On October 4, 2007, the Company entered into an amendment of its lease for office and warehouse space in Kirkland, Washington. Under the lease amendment, the Company relinquished 22,814 square feet of space. The remaining leased premises consists of 17,950 square feet. In consideration of the relinquishment, the Company paid a termination fee of $28,937.50. The base rent per square foot was modified for the retained space as set forth on the rent schedule attached to the lease amendment.

Item 9.01 Financial Statements and Exhibits

(d)        10.1       Lease Amendment No. 7 to lease dated October 1, 2003 between Queen Investment Company LLC and Celebrate Express, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2007	CELEBRATE EXPRESS, INC.

By:	/s/ Kevin A. Green
Kevin A. Green
Chief Executive Officer and President